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                                                                    EXHIBIT 31.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report on Form 10-K of Unica Corporation (the "Company") for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Yuchun Lee, Chief Executive Officer of the Company, and Richard M. Darer, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 13, 2005                  /s/ Yuchun Lee
                                          ------------------------------------
                                          Yuchun Lee
                                          Chief Executive Officer

Date:  December 13, 2005                  /s/ Richard M. Darer
                                          ------------------------------------
                                          Richard M. Darer
                                          Chief Financial Officer